AGREEMENT OF PURCHASE AND SALE

                             THIS AGREEMENT OF PURCHASE AND SALE (this "Agreement") is made on this 17 day of March 1998 (the "Execution Date"), by and between HENDERSON'S WHARF BALTIMORE L.P., a Delaware limited partnership ("Seller") and JOSEPH V. BRADY, a Maryland resident ("Buyer"),.

                                   Background

                          Seller is the owner of  Condominium  Unit No. 610 (the
                    "Unit") in The Residences and Inn at Henderson's Wharf, a Condominium (the "Condominium"), together with all appurtenances and advantages thereunto pertaining, and Parking Unit No. P-70 and Parking Unit No. P-71 and an undivided percentage interest in the common elements, common expenses and common profits in the condominium regime, and together with all appliances, fixtures, equipment and personalty located in the Unit (collectively, the "Property").

                          Buyer is the owner of  Condominium  Unit No.  422 (the
                    "Exchange Unit") in the Condominium, together with all appurtenances and advantages thereunto pertaining, and Parking Unit No. P-45 and Parking Unit No. P-46 and an undivided percentage interest in the common elements, common expenses and common profits in the condominium regime, and together with all appliances, fixtures, equipment and personalty located in the Exchange Unit (collectively, the "Exchange Property").

                          Seller desires to sell and convey to Buyer,  and Buyer
                    desires to purchase from Seller, the Property upon the terms and conditions set forth in this Agreement.

                                   Agreements

                    NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

                    1. PURCHASE AND SALE. On the Closing Date (as hereinafter defined), Seller shall sell and convey to Buyer, and Buyer shall purchase from Seller, the Property.

                    2.    PURCHASE PRICE AND PAYMENT.

                    (a) The purchase price for the Property (the "Purchase Price") shall be the payment from Buyer to Seller of One Hundred Thirty Five Thousand Dollars ($135,000.00) and the conveyance from Buyer to Seller of the Exchange Unit.


                    (b) The Purchase Price shall be paid at Closing (as hereinafter defined)
 as
 follows:

                          (i) the payment from Buyer to Seller of One Hundred Thirty Five Thousand Dollars ($135,000.00) by bank wire, title company or cashier's check; and

                          (ii)  the   conveyance  by  Buyer  to  Seller  of  the
  Exchange Unit, in accordance with the terms and conditions of this Agreement.

              3.    POSSESSION;  RISK OF LOSS.

                    (a) At Closing, Seller shall deliver to Buyer possession of the Property in "AS IS" condition, free of any and all tenancies created by Seller.

                    (b) The risk of loss and damage to the Property shall pass to Buyer at
 Closing.

                    (c) At Closing, Buyer shall deliver to Seller possession of the Exchange Property in "AS IS" condition, free of any and all tenancies created by Buyer.

                    (d) The risk of loss and damage to the Exchange Property shall pass to
  Seller at
  Closing.

              4. TITLE.

                    (a) Fee simple title in and to the Property shall be marketable, insurable at standard rates on an ALTA Form B policy of owner's title insurance, and free and clear of all liens, encumbrances, leases, easements, covenants, conditions and restrictions, except for those matters shown on the title report attached hereto as Exhibit A and incorporated herein by reference (collectively, the "Permitted Property Exceptions"). From and after the Execution Date Seller shall not do or cause to be done anything which will affect the status of title of the Property.

                    (b) Fee simple title in and to the Exchange Property shall be marketable, insurable at standard rates on an ALTA Form B policy of owner's title insurance, and free and clear of all liens, encumbrances, leases, easements, covenants, conditions and restrictions, except for those matters shown on the title report attached hereto as Exhibit B and incorporated herein by reference (collectively, the "Permitted Exchange Property Exceptions"). From and after the Execution Date Buyer shall not do or cause to be done anything which will affect the status of title of the Exchange Property.

              5. SELLER'S REPRESENTATIONS AND WARRANTIES. Seller makes the following representations and warranties to Buyer, each of which shall be true and correct on the Execution Date and on the Closing Date and shall survive the Closing:

                   (a) The execution and delivery of this Agreement by Seller, and the performance by Seller of all terms and conditions contained herein, do not violate the ten-ns of, are not in conflict with, and will not result in the breach of or default under (i) any agreement, commitment, obligation, contract or instrument under which Seller or the Property is bound or affected or (ii) any law, rule, regulation or court order by which the Property or Seller is affected.

                   (b) As of the Execution Date, all taxes, assessments, condominium fees or other charges affecting or pertaining to the Unit have been paid in full.

              6. BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer makes the following representations and warranties to Seller, each of which shall be true and correct on the Execution Date and on the Closing Date and shall survive the Closing:

                   (a) The execution and delivery of this Agreement by Buyer, and the performance by Buyer of all terns and conditions contained herein, do not violate the terms of, are not in conflict with, and will not result in the breach of or default under (i) any agreement, commitment, obligation, contract or instrument under which Buyer or the Exchange Property is bound or affected or (ii) any law, rule, regulation or court order by which the Exchange Property or Buyer is affected.

                   (b) As of the Execution Date, all taxes, assessments, condominium fees or other charges affecting or pertaining to the Exchange Unit have been paid in full.

             7.    CONDITIONS PRECEDENT TO CLOSING.

                   (a) The obligation of Buyer to purchase the Property pursuant to this Agreement shall be expressly conditioned upon and subject to the satisfaction (or written waiver by Buyer) of each of the following conditions:

                        (i) Each of the representations and warranties of Seller contained in section 5 shall be true as of the Closing Date;

                          (ii) Seller shall not be in default of any of its obligations under this Agreement;
  and

                          (iii) The current tenant (as of the Execution Date)
 of the Exchange Unit elects not to exercise its right to purchase the Exchange Unit pursuant to the provisions of Article 13, Sections 46-55 of the Baltimore City Code (1976 Edition, as amended).

                   If any one or more of such conditions precedent are not satisfied (or the satisfaction thereof is not waived in writing by Buyer) as of the Closing Date, then Buyer shall have the right, at its option, to terminate this Agreement by written notice thereof to Seller, and thereafter neither party shall have any further liability or obligation hereunder.

                   (b) The obligation of Seller to sell the Property pursuant to this Agreement shall be expressly conditioned upon and subject to the satisfaction (or written waiver by Seller) of each of the following conditions:

                          (i) Each of the representations and warranties contained in section 6 shall be true as of the Closing Date;

                          (ii) Buyer shall not be in default of any of its obligations under this Agreement; and

                          (iii) The current tenant (as of the Execution Date)
 of the Exchange Unit elects not to exercise its right to purchase the Exchange Unit pursuant to the provisions of Article 13, Sections 46-5 5 of the Baltimore City Code (1976 Edition, as amended).

                   If any one or more of such conditions precedent are not satisfied (or the satisfaction thereof is not waived in writing by Seller) as of the Closing Date, then Seller shall have the right, at its option, to terminate this Agreement by written notice thereof to Buyer, and thereafter neither party shall have any further liability or obligation hereunder.

              8.    CLOSING; CLOSING COSTS; ADJUSTMENTS.

(a) The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Neuberger, Quinn, Gielen, Rubin & Gibber, P.A., 27th Floor, One South Street, Baltimore, Maryland 21202, or at such other location in Baltimore City designated by Buyer, on March 17, 1998 at a time designated by Buyer ("Closing Date"). If the Closing Date as provided herein falls on a Saturday, Sunday or legal holiday, then the Closing Date shall be extended to the next day which is a business day.

                    (b) Buyer shall pay the costs of examination of title and title insurance premiums for the Property. Seller shall pay the costs of examination of title and title insurance premiums for the Exchange Property. Each party shall pay its own attorneys' fees.

                    (c) All condominium fees, all taxes, general or special, and all other public and governmental charges or assessments against the Property which are or may be payable on an annual or semi-annual basis (including metropolitan and other benefit charges, assessments, liens or encumbrances) shall be adjusted and apportioned as of the Closing and are to be assumed and paid thereafter by Buyer, whether or not the assessments have been levied as of the Closing.

                    (d) All condominium fees, all taxes, general or special, and all other public and governmental charges or assessments against the Exchange Property which are or may be payable on an annual or semi-annual basis (including metropolitan and other benefit charges, assessments, liens or encumbrances) shall be adjusted and apportioned as of the Closing and are to be assumed and paid thereafter by Seller, whether or not the assessments have been levied as of the Closing.

                    (e) All water and sewer bills for the Property shall be adjusted as of the Closing based on prior bills and all gas and/or electric bills shall be adjusted as of the Closing based on meter reading or prior bills.

                    (f) All water and sewer bills for the Exchange Property shall be adjusted as of the Closing based on prior bills and all gas and/or electric bills shall be adjusted as of the Closing based on meter reading or prior bills.

              9.    RECORDATION AND TRANSFER TAXES, OTHER COSTS.

                   (a) SECTION 14-104 OF THE REAL PROPERTY ARTICLE OF THE ANNOTATED CODE OF MARYLAND PROVIDES THAT, UNLESS OTHERWISE NEGOTIATED IN THE CONTRACT OR PROVIDED BY STATE OR LOCAL LAW, THE COST OF ANY RECORDATION TAX OR STATE OR LOCAL TRANSFER TAX SHALL BE SHARED EQUALLY BY BUYER AND SELLER. This statement is provided for informational purposes only. Except as provided in subsection (b) below, Seller shall pay the total cost of all documentary stamps, recordation taxes and transfer taxes imposed upon the transfer of the Property and the Exchange Property.

                    (b) This subsection applies if Buyer is a first-time Maryland home buyer who will reside in the Property. If there are two or more Buyers, then each Buyer must be someone who is a first-time Maryland home buyer, or someone who will not occupy the house as a principal residence and who is a co-maker or guarantor of a purchase money deed of trust or mortgage for the benefit of the first-time Maryland home buyer. A "first-time Maryland home buyer" means an individual who has never owned in the State of Maryland residential real property that has been his or her principal residence. Section 14-104 of the Real Property Article of the Annotated Code of Maryland provides that:

                    (i)   Buyer's portion of the State transfer tax is waived;

                    (ii) State transfer tax will be reduced to 0.25% of the sales price of the property;

                    (iii) the entire amount of the State transfer tax shall be paid by Seller; and

                    (iv) the entire amount of recordation tax and local transfer tax shall be paid by Seller unless there is an express agreement between Buyer and Seller that the recordation tax and local transfer tax will not be paid entirely by Seller. In this Agreement, the parties agree that the costs of transfer tax and recordation tax shall be paid by Seller.

                        check if first-time Maryland Home
                          Buyer.

              10.   DEFAULT.

                   (a) If Buyer shall have fully performed its obligations hereunder and Seller breaches this Agreement or otherwise fails to perform or observe any of the covenants or obligations to be performed or observed by Seller hereunder, or if any of Seller's representations or warranties hereunder is incorrect or untrue as of the Closing Date, Buyer shall have the right to
 (i) enforce Buyer's right of specific performance, (ii) bring suit for all damages suffered by reason of Seller's action or inaction, and/or (iii) enforce any and all other remedies available to Buyer at law or in equity.

                   (b) If Seller shall have fully performed its obligations hereunder and Buyer breaches this Agreement or otherwise fails to perform or observe any of the covenants or obligations to be perforined or observed by Buyer hereunder, Seller shall have the right to (i) enforce Seller's right of specific performance, (ii) bring suit for all damages suffered by reason of Buyer's action or inaction, and/or (iii) enforce any and all other remedies available to Seller at law or in equity.

              11.   CLOSING DOCUMENTS.

                   (a) At Closing, Seller and Buyer shall execute and deliver to the closing officer or title company representative a special warranty deed, with covenants of further assurances, in the form attached hereto as Exhibit C and incorporated herein by reference, conveying fee simple title to the Property to Buyer free and clear of all liens, encumbrances, leases, easements, covenants, conditions, restrictions and other title exceptions other than the Permitted Property Exceptions, and conveying fee simple title to the Exchange Property to Seller free and clear of all liens, encumbrances, leases, easements, covenants, conditions, restrictions and other title exceptions other than the Permitted Exchange Property Exceptions.

                   (b) On the Closing Date, Seller and Buyer shall execute, acknowledge and deliver, as appropriate, all additional documents that may reasonably be necessary or appropriate to carry out the provisions hereof.

                    (c) On the Closing Date, Buyer shall pay the monetary portion of the Purchase Price.

              12. OPERATIONS PENDING CLOSING. From and after the dates listed below, the parties shall perform as follows:

                   (a) From and after the Execution Date, Seller shall promptly furnish to Buyer copies of any and all notices or communications that Seller receives from (1) any governmental or quasi-governmental entities, (ii) any other body having jurisdiction with respect to the use and occupancy or physical condition of the Property, and/or (iii) any other notice or communication relating to the Property.

                   (b) From and after the Execution Date, Seller shall promptly furnish to Buyer written notice of any event or condition that causes or may tend to cause a change in the facts relating to, or the accuracy, completeness or truth of, any of the representations, warranties, covenants, or any of the information provided herein.

                   (c) From and after the Execution Date, neither Seller nor Seller's agents, affiliates or employees shall sell, offer for sale, permit the use of, negotiate with respect to, or otherwise deal in the sale, lease or other transfer of the Property or any interest therein.

                   (d) From and after the Execution Date, Buyer shall promptly furnish to Seller copies of any and all notices or communications that Buyer receives from (i) any governmental or quasi-governmental entities, (ii) any other body having jurisdiction with respect to the use and occupancy or physical condition of the Exchange Property, and/or (iii) any other notice or communication relating to the Exchange Property.

                   (e) From and after the Execution Date, Buyer shall promptly furnish to Seller written notice of any event or condition that causes or may tend to cause a change in the facts relating to, or the accuracy, completeness or truth of, any of the representations, warranties, covenants, or any of the information provided herein.

                   (f) From and after the Execution Date, neither Buyer nor Buyer's agents, affiliates or employees shall sell, offer for sale, permit the use of, negotiate with respect to, or otherwise deal in the sale, lease or other transfer of the Exchange Property or any interest therein.

              13. BROKERAGE. Each party represents and warrants to the other that it has dealt with no agent, broker or finder in connection with this Agreement, and each party shall indemnify, defend and save harmless the other from and against any loss, cost, damage or expense (including reasonable attorneys' fees) arising from a breach of such representation or warranty.

              14. NOTICES. All notices hereunder shall be in writing and shall be (i) delivered via commercial messenger delivery service with same day or overnight receipted delivery, or (ii) mailed, registered or certified U.S. mail, return receipt requested, first class postage prepaid, and shall be addressed as follows:

              If to Seller:     Henderson's Wharf Baltimore L.P.
                                c/o Claremont Management Corp.
                                Batterymarch Park II
                                Quincy, MA 02169
                                ATTN: Charles Intravaia
                                Telecopy No. (617) 472-3670

              With a copy to:  Richard Rubin, Esquire
                               Neuberger, Quinn, Gielen,Rubin & Gibber, P.A.
                           Commerce Place, 27th Floor
                               One South Street
                         Baltimore, Maryland 21202-3201
                           Telecopy No. (410) 332-8594

              If to Buyer:     Dr. and Mrs. Joseph Brady
                               Unit 610
                               The Residences and Inn at Henderson's Wharf
                               1000 Fell Street
                            Baltimore, Maryland 21231

 Notices that are delivered by commercial messenger shall be deemed effective upon delivery to the commercial messenger. Notices that are sent by registered or certified mail shall be deemed delivered and effective the day the same is deposited in the U.S. mails. Each party may change its address or telecopy number by giving written notice as provided above. All notices shall also be sent via telecopy to the number set forth above on the same day as such notice is deposited with the messenger or U.S. Post Office.

              15. RESALE NOTICE. SELLER IS REQUIRED BY LAW TO FURNISH TO BUYER NOT LATER THAN FIFTEEN (15) DAYS PRIOR TO THE CLOSING CERTAIN INFORMATION CONCERNING THE CONDOMINIUM WHICH IS DESCRIBED IN ss.11-135 OF THE MARYLAND CONDOMINIUM ACT. THIS INFORMATION MUST INCLUDE AT LEAST THE FOLLOWING:

                    (I)   A COPY OF THE DECLARATION (OTHER THAN THE
 PLATS);

                    (II)  A COPY OF THE BYLAWS;

                    (III) A COPY OF THE RULES AND REGULATIONS OF THE
  CONDOMINIUM;

                    (IV)  A CERTIFICATE CONTAINING:

                         (1) A STATEMENT DISCLOSING THE EFFECT ON THE PROPOSED CONVEYANCE OF ANY RIGHT OF FIRST REFUSAL OR OTHER RESTRAINT ON THE FREE ALIENABILITY OF THE UNIT, OTHER THAN ANY RESTRAINT CREATED BY THE UNIT OWNER;

                         (2) A STATEMENT OF THE AMOUNT OF THE MONTHLY COMMON EXPENSE ASSESSMENT AND ANY UNPAID COMMON EXPENSE OR SPECIAL ASSESSMENT CURRENTLY DUE AND PAYABLE FROM THE SELLING UNIT OWNER;

                          (3)  A STATEMENT OF ANY OTHER FEES PAYABLE BY THE
 UNIT OWNERS TO THE COUNCIL OF UNIT OWNERS;

                         (4) A STATEMENT OF ANY CAPITAL EXPENDITURES APPROVED BY THE COUNCIL OF UNIT OWNERS OR ITS AUTHORIZED DESIGNEE PLANNED AT THE TIME

 OF THE CONVEYANCE WHICH ARE NOT REFLECTED IN THE CURRENT OPERATING BUDGET INCLUDED IN THE CERTIFICATE;

                         (5) THE MOST RECENTLY PREPARED BALANCE SHEET AND INCOME AND EXPENSE STATEMENT, IF ANY, OF THE CONDOMINIUM;

                     (6) THE CURRENT OPERATING BUDGET OF THE
  CONDOMINIUM, INCLUDING DETAILS CONCERNING THE AMOUNT OF THE RESERVE FUND FOR REPAIR AND REPLACEMENT OF ITS INTENDED USE, OR A STATEMENT THAT THERE IS NO RESERVE FUND;

                         (7)  A   STATEMENT   OF  ANY   JUDGMENTS   AGAINST  THE
 CONDOMINIUM AND THE EXISTENCE OF ANY PENDING SUITS TO WHICH THE COUNCIL OF UNIT OWNERS IS A PARTY;

                         (8) A STATEMENT GENERALLY DESCRIBING ANY INSURANCE POLICIES PROVIDED FOR THE BENEFIT OF THE UNIT OWNERS, A NOTICE THAT THE POLICIES ARE AVAILABLE FOR INSPECTION STATING THE LOCATION AT WHICH THEY ARE AVAILABLE, AND A NOTICE THAT THE TERMS OF THE POLICY PREVAIL OVER THE GENERAL DESCRIPTION;

                         (9) A STATEMENT AS TO WHETHER THE COUNCIL OF UNIT OWNERS HAS KNOWLEDGE THAT ANY ALTERATION OR IMPROVEMENT TO THE UNIT OR TO THE LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT VIOLATES ANY PROVISION OF THE DECLARATION, BYLAWS, OR RULES OR REGULATIONS;

                         (10) A STATEMENT AS TO WHETHER THE COUNCIL OF UNIT OWNERS HAS KNOWLEDGE OF ANY VIOLATION OF THE HEALTH OR BUILDING CODES WITH RESPECT TO THE UNIT, THE LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT, OR ANY OTHER PORTION OF THE CONDOMINIUM;

                         (11) A  STATEMENT   OF  THE   REMAINING   TERM  OF  ANY
 LEASEHOLD ESTATE AFFECTING THE CONDOMINIUM AND THE PROVISIONS GOVERNING ANY EXTENSION OR RENEWAL OF IT; AND

                         (12) A DESCRIPTION OF ANY RECREATIONAL OR OTHER FACILITIES WHICH ARE TO BE USED BY THE UNIT OWNERS OR MAINTAINED BY THEM OR THE COUNCIL OF UNIT OWNERS, AND A STATEMENT AS TO WHETHER OR NOT THEY ARE TO BE A PART OF THE COMMON ELEMENTS; AND

                   (V) A STATEMENT BY THE UNIT OWNER AS TO WHETHER THE UNIT OWNER HAS KNOWLEDGE:
                         (1) THAT ANY ALTERATION TO THE UNIT OR TO THE LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT VIOLATES ANY PROVISION OF THE DECLARATION, BYLAWS, OR RULES AND REGULATIONS;

                          (2) OF ANY VIOLATION OF THE HEALTH OR BUILDING CODES WITH RESPECT TO THE UNIT OR THE LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT; AND
                          (3) THAT THE UNIT IS SUBJECT TO AN EXTENDED LEASE UNDER ss.11-137 OF THE MARYLAND CONDOMINIUM ACT OR UNDER LOCAL LAW, AND IF SO, A COPY OF THE LEASE MUST BE PROVIDED.

              BUYER WILL HAVE THE RIGHT TO CANCEL THIS AGREEMENT WITHOUT PENALTY, AT ANY TIME WITHIN SEVEN (7) DAYS FOLLOWING DELIVERY TO BUYER OF ALL OF THIS INFORMATION. HOWEVER, AFTER THE CLOSING, BUYER'S RIGHT TO CANCEL THIS AGREEMENT IS TERMINATED.

              16. RESALE NOTICE. BUYER IS REQUIRED BY LAW TO FURNISH TO SELLER NOT LATER THAN FIFTEEN (15) DAYS PRIOR TO THE CLOSING CERTAIN INFORMATION CONCERNING THE CONDOMINIUM WHICH IS DESCRIBED IN ss.11-135 OF THE MARYLAND CONDOMINIUM ACT. THIS INFORMATION MUST INCLUDE AT LEAST THE FOLLOWING:

                    (I)   A COPY OF THE DECLARATION (OTHER THAN THE
 PLATS);

                    (II)  A COPY OF THE BYLAWS;

                    (III) A COPY OF THE RULES AND REGULATIONS OF THE
  CONDOMINIUM;

                    (IV)  A CERTIFICATE CONTAINING:

                          (1) A STATEMENT DISCLOSING THE EFFECT ON THE PROPOSED CONVEYANCE OF ANY RIGHT OF FIRST REFUSAL OR OTHER RESTRAINT ON THE FREE ALIENABILITY OF THE UNIT, OTHER THAN ANY RESTRAINT CREATED BY THE UNIT OWNER;

                          (2) A STATEMENT OF THE AMOUNT OF THE MONTHLY COMMON EXPENSE ASSESSMENT AND ANY UNPAID COMMON EXPENSE OR SPECIAL ASSESSMENT CURRENTLY DUE AND PAYABLE FROM THE SELLING UNIT OWNER;

                          (3) A STATEMENT OF ANY OTHER FEES PAYABLE BY THE UNIT OWNERS TO THE COUNCIL OF UNIT OWNERS;

                         (4) A STATEMENT OF ANY CAPITAL EXPENDITURES APPROVED BY THE COUNCIL OF UNIT OWNERS OR ITS AUTHORIZED DESIGNEE PLANNED AT THE TIME OF THE CONVEYANCE WHICH ARE NOT REFLECTED IN THE CURRENT OPERATING BUDGET INCLUDED IN THE CERTIFICATE;

                         (5) THE MOST RECENTLY PREPARED BALANCE SHEET AND INCOME AND EXPENSE STATEMENT, IF ANY, OF THE CONDOMINIUM;

                         (6) THE CURRENT OPERATING BUDGET OF THE CONDOMINIUM, INCLUDING DETAILS CONCERNING THE AMOUNT OF THE RESERVE FUND FOR REPAIR AND REPLACEMENT OF ITS INTENDED USE, OR A STATEMENT THAT THERE IS NO RESERVE FUND;

                         (7)  A   STATEMENT   OF  ANY   JUDGMENTS   AGAINST  THE
 CONDOMINIUM AND THE EXISTENCE OF ANY PENDING SUITS TO WHICH THE COUNCIL OF UNIT OWNERS IS A PARTY;

                         (8) A STATEMENT GENERALLY DESCRIBING ANY INSURANCE POLICIES PROVIDED FOR THE BENEFIT OF THE UNIT OWNERS, A NOTICE THAT THE POLICIES ARE AVAILABLE FOR INSPECTION STATING THE LOCATION AT WHICH THEY ARE AVAILABLE, AND A NOTICE THAT THE TERMS OF THE POLICY PREVAIL OVER THE GENERAL DESCRIPTION;

                         (9) A STATEMENT AS TO WHETHER THE COUNCIL OF UNIT OWNERS HAS KNOWLEDGE THAT ANY ALTERATION OR IMPROVEMENT TO THE UNIT OR TO THE LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT VIOLATES ANY PROVISION OF THE DECLARATION, BYLAWS, OR RULES OR REGULATIONS;

                         (10) A STATEMENT AS TO WHETHER THE COUNCIL OF UNIT OWNERS HAS KNOWLEDGE OF ANY VIOLATION OF THE HEALTH OR BUILDING CODES WITH RESPECT TO THE UNIT, THE LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT, OR ANY OTHER PORTION OF THE CONDOMINIUM;

                         (11) A  STATEMENT   OF  THE   REMAINING   TERM  OF  ANY
 LEASEHOLD ESTATE AFFECTING THE CONDOMINIUM AND THE PROVISIONS GOVERNING ANY EXTENSION OR RENEWAL OF IT; AND

                         (12) A DESCRIPTION OF ANY RECREATIONAL OR OTHER FACILITIES WHICH ARE TO BE USED BY THE UNIT OWNERS OR MAINTAINED BY THEM OR THE COUNCIL OF UNIT OWNERS, AND A STATEMENT AS TO WHETHER OR NOT THEY ARE TO BE A PART OF THE COMMON ELEMENTS; AND

                    (V) A STATEMENT BY THE UNIT OWNER AS TO WHETHER THE UNIT OWNER HAS KNOWLEDGE:

                         (1)  THAT  ANY   ALTERATION  TO  THE  UNIT  OR  TO  THE
  LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT VIOLATES ANY PROVISION OF THE DECLARATION, BYLAWS, OR RULES AND REGULATIONS;

                         (2) OF ANY VIOLATION OF THE HEALTH OR BUILDING CODES WITH RESPECT TO THE UNIT OR THE LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT; AND

                         (3) THAT THE UNIT IS SUBJECT TO AN EXTENDED LEASE UNDER ss.11-137 OF THE MARYLAND CONDOMINIUM ACT OR UNDER LOCAL LAW, AND IF SO, A COPY OF THE LEASE MUST BE PROVIDED.

              SELLER WILL HAVE THE RIGHT TO CANCEL THIS AGREEMENT WITHOUT PENALTY, AT ANY TIME WITHIN SEVEN (7) DAYS FOLLOWING DELIVERY TO SELLER OF ALL OF THIS INFORMATION. HOWEVER, AFTER THE CLOSING, SELLER'S RIGHT TO CANCEL THIS AGREEMENT IS TERMINATED.

              17.   DISCLOSURE/DISCLAIMER STATEMENT.

                   (a) Attached hereto as Exhibit D and incorporated herein by reference is a notice to Buyer advising Buyer of Buyer's rights under ss.10-702 of the Real Property Article of the Annotated Code of Maryland. Buyer acknowledges receipt of, and has executed, a copy of such notice. Pursuant to the provisions of ss.10-702 of the Real Property Article of the Annotated Code of Maryland, Seller has delivered to Buyer the written residential property disclaimer statement on the form attached hereto as Exhibit E and incorporated herein by reference.

                   (b) Attached hereto as Exhibit D and incorporated herein by reference is a notice to Seller advising Seller of Seller's rights under ss. 10-702 of the Real Property Article of the Annotated Code of Maryland. Seller acknowledges receipt of, and has executed, a copy of such notice. Pursuant to the provisions of ss. 10-702 of the Real Property Article of the Annotated Code of Maryland, Buyer has delivered to Seller the written residential property disclaimer statement on the form attached hereto as Exhibit E and incorporated herein by reference.

              18.   FIRPTA WITHHOLDING.

                   (a) At Closing, Seller shall provide Buyer with either (i) an affidavit in substantially the form attached hereto as Exhibit F, stating that Seller is not a foreign person (as that term is defined in Section 1445 of the Internal Revenue Code) and providing Seller's tax identification number; or
 (ii) a "Qualifying Statement" as such term is defined by Section 1445 of the Internal Revenue Code.

                   (b) At Closing, Buyer shall provide Seller with either (i) an affidavit in substantially the form attached hereto as Exhibit F, stating that Buyer is not a foreign person (as that term is defined in Section 1445 of the Internal Revenue Code) and providing Buyer's tax identification number; or (ii) a "Qualifying Statement" as such term is defined by Section 1445 of the Internal Revenue Code.

              19. BALTIMORE CITY - TENANT'S RIGHT OF FIRST REFUSAL. If the Property or Exchange Property is or has been, within six (6) months of the date hereof, a single family residential rental dwelling in Baltimore City, Maryland, the validity of this Agreement of Purchase and Sale is contingent upon compliance with the provisions of Article 13, Sections 46-55 of the Baltimore City Code (1976 Edition, as amended).

              20.   MISCELLANEOUS PROVISIONS.

                   (a) This Agreement contains the sole, final and entire agreement between the parties and is intended to be an integration of all prior and contemporaneous agreements, conditions and undertakings between the parties. There are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between the parties other than as herein set forth.

                    (b) This Agreement may be amended by and only by an instrument executed and delivered by Seller and Buyer.

                   (c) This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective heirs, devisees, legatees, legal representatives, successors and assigns.

                    (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

                    (e) All provisions hereof shall survive the Closing Date, unless otherwise provided herein.

                   (f) Each of the parties agrees to execute and deliver upon reasonable demand of the other any document or instrument that such other party reasonably deems necessary or desirable to evidence or accomplish the rights herein conferred or to implement or consummate the purposes and intent hereof

                   (g) No determination by any court, governmental or administrative entity or otherwise that any provision of this Agreement or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other such provision, or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

                   (h) The following exhibits are attached to, and made a part of, this
  Agreement:
                         A - Title
                         Report-Property

                         B - Title Report- Exchange
                         Property

                         C - Form of
                         Deed

                         D - Notice to Purchaser - Property
                         Disclosure

                         E - Property Disclaimer
                         Statement

                         F - FIRPTA
                         Affidavit

             IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal on the date first above written.

 WITNESS:                          SELLER:

                                   HENDERSON'S WHARF BALTIMORE L.P.

                                   By: Henderson's Wharf Development
                                       Corporation, General Partner

                                    By:                         (SEAL)
                                       Terrence P. Sullivan, President


 WITNESS:                           BUYER:

                                                                  (SEAL)
                                 JOSEPH V. BRADY

                                    Exhibit A


  I . Declaration of The Residences and Inn at Henderson's Wharf, a condominium, by Carley Capital Group dated August 30, 1988 and recorded among the Land Records of Baltimore City in Liber SEB no. 1821, folio 20, as amended by the following:

        a) Amendment to Declaration dated April 3, 1989 and recorded among the aforesaid Land Records in Liber SEB No. 2081, folio 329;

        b) Second Amendment to Declaration dated July 31, 1990 and recorded among the aforesaid Land Records in Liber SEB No. 2563, folio 230; and

        c) Third Amendment to Declaration dated December 14, 1992 and recorded among the aforesaid Land Records in Liber SEB No. 3578, folio
               030.

 2. Amended and Restated Henderson's Wharf Disposition Agreement dated October 10, 1984 and recorded among the Land Records of Baltimore City in Liber SEB No. 335, folio 062, as amended by First Amendment to Amended and Restated Henderson's Wharf Disposition Agreement dated July 31, 1990 and recorded among the aforesaid Land Records in Liber SEB No. 2563, folio 264.

 3. Building Perimeter Easement and Connecting Easement established by Pedestrian Promenade Easement Agreement dated October 19, 1984 and recorded among the Land Records of Baltimore City in Liber SEB no. 335, folio 204, by and between Carley Capital Group and Mayor and City Council of Baltimore, as amended by the following:

        a) Amendment of Pedestrian Promenade Easement Agreement dated April 6, 1987 and recorded among the aforesaid Land Records in Liber SEB No. 1308, folio 589; and

        b) Second Amendment to Pedestrian Promenade Easement Agreement dated July 31, 1990 and recorded among the aforesaid Land Records in Liber SEB No. 2563, folio 241;

 Said easements being shown on "ALTA/ACSM Land Title Survey Henderson's Wharf Baltimore, L.P." by Beavin Company dated December 20, 1995 and last revised February 9, 1996. Company insures that the Fast Land Easement, Alternate Fast Land Easement and Fell Street Easement described is said Pedestrian Promenade Easement Agreement, as amended, do not affect the Land described in Schedule A hereof.

 4. Easement to the benefit of the Marina Owner over the Building Perimeter Easement and Commercial Courtyard Area as shown on "ALTA/ACSM Land Title Survey Henderson's Wharf Baltimore, L.P." by Beavin Company dated December 20, 1995 and last revised February 9, 1996, as established by Reciprocal Easement Agreement dated August 31, 1988 and recorded among the Land Records of Baltimore City in Liber SEB No. 1824, folio 162, by and between Carley Capital Group and The Council of Unit owners of The Residences and Inn at Henderson's Wharf, a Condominium, Incorporated, as amended by:

        (a) Amendment to Reciprocal Easement Agreement dated July 31, 199C, and recorded among the aforesaid Land Records in Liber SEB No. 2822, folio 477; and

        (b)  Second  Amendment  to  Reciprocal   Easement  Agreement  dated  and
             recorded among the aforesaid Land Records in Liber
        SEB           folio           .

   5. Terms, conditions, easements, restrictions and other criteria as shown on the Plats entitled "The Residences at Henderson's Wharf, a Condominium", as follows:

        (a) Sheets 1 of 11 through 11 of 11 dated August, 1988 and recorded as Condominium Plat SEB No. 232; and

        (b) Sheets 1 of 11 through 11 of 11 dated September, 1988 and revised December 14, 1992 and recorded as Condominium Plat SEB No. 298.

   6. The portion of the Land included within the description of the Land insured hereunder which comprises filled land shown on the plat of survey entitled "ALTA/ACSM Land Title Survey Henderson's Wharf Baltimore, L.P." dated December 20, 1995, and last revised February 9, 1996, prepared by Beavin Company, as follows:

        (a) "area shown as 'Condominium Common Element (fast land not deeded as fast land in Liber SEB 1795, folio 449) part of commercial courtyard area limited element class El on survey entitled 'Property Survey Henderson's Wharf' dated July 30, 1990 by Beavin Company";
        (b) "Inn Promenade Deck limited common element"; and (c) "12' Building Perimeter Easement"

 is subject to the navigation servitude and regulatory power of the Federal Government including the power to cause removal of said filled land without payment of compensation and is also subject to the regulatory power of the State of Maryland over wetlands including the power, in event of failure to comply with state law, to require restoration of said land to its former condition.

 7. Rights or claims of parties other than the insured in actual possession of any or all of the property.

                                   Exhibit B


  I. Declaration of The Residences and Inn at Henderson's Wharf, a condominium, by Carley Capital Group dated August 30, 1988 and recorded among the Land Records of Baltimore City in Liber SEB no. 1821, folio 20, as amended by the following:

        a) Amendment to Declaration dated April 3, 1989 and recorded among the aforesaid Land Records in Liber SEB No. 2081, folio 329;

        b) Second Amendment to Declaration dated July 31, 1990 and recorded among the aforesaid Land Records in Liber SEB No. 2563, folio 230; and

        c) Third Amendment to Declaration dated December 14, 1992 and recorded among the aforesaid Land Records in Liber SEB No. 3578, folio
              030.

 2. Amended and Restated Henderson's Wharf Disposition Agreement dated October 10, 1984 and recorded among the Land Records of Baltimore City in Liber SEB No. 335, folio 062, as amended by First Amendment to Amended and Restated Henderson's Wharf Disposition Agreement dated July 31, 1990 and recorded among the aforesaid Land Records in Liber SEB No. 2563, folio 264.

 3. Building Perimeter Easement and Connecting Easement established by Pedestrian Promenade Easement Agreement dated October 19, 1984 and recorded among the Land Records of Baltimore City in Liber SEB no. 335, folio 204, by and between Carley Capital Group and Mayor' and City Council of Baltimore, as amended by the following:

        a) Amendment of Pedestrian Promenade Easement Agreement dated April 6, 1987 and recorded among the aforesaid Land Records in Liber SEB No. 1308, folio 589; and

        b) Second Amendment to Pedestrian Promenade Easement Agreement dated July 31, 1990 and recorded among the aforesaid Land Records in Liber SEB No. 2563, folio 241;

 Said easements being shown on "ALTA/ACSM Land Title Survey Henderson's Wharf Baltimore, L.P." by Beavin Company dated December 20, 1995 and last revised February 9, 1996. Company insures that the Fast Land Easement, Alternate Fast Land Easement and Fell Street Easement described is said Pedestrian Promenade Easement Agreement, as amended, do not affect the Land described in Schedule A hereof.

 4. Easement to the benefit of the Marina Owner over the Building Perimeter Easement and Commercial Courtyard Area as shown on "ALTA/ACSM Land Title Survey Henderson's Wharf Baltimore, L.P." by Beavin Company dated December 20, 1995 and last revised February 9, 1996, as established by Reciprocal Easement Agreement dated August 31, 1988 and recorded among the Land Records of Baltimore City in Liber SEB No. 1824, folio 162, by and between Carley Capital Group and The Council of Unit owners of The Residences and Inn at Henderson's Wharf, a Condominium, Incorporated, as amended by:

        (a) Amendment to Reciprocal Easement Agreement dated July 31, 199C and recorded among the aforesaid Land Records in Liber SEB No. 2822, folio 477; and

        (b)  Second  Amendment  to  Reciprocal   Easement  Agreement  dated  and
             recorded among the aforesaid Land Records in Liber
        SEB                     folio

   5. Terms, conditions, easements, restrictions and other criteria as shown on the Plats entitled "The Residences at Henderson's Wharf, a Condominium", as follows:

        (a) Sheets 1 of 11 through 11 of 11 dated August, 1988 and recorded as Condominium Plat SEB No. 232; and

        (b) Sheets 1 of 11 through 11 of 11 dated September, 1988 and revised December 14, 1992 and recorded as Condominium Plat SEB No. 298.

   6. The portion of the Land included within the description of the Land insured hereunder which comprises filled land shown on the plat of survey entitled "ALTA/ACSM Land Title Survey Henderson's Wharf Baltimore, L.P." dated December 20, 1995, and last revised February 9, 1996, prepared by Beavin Company, as follows:

        (a) "area shown as 'Condominium Common Element (fast land not deeded as fast land in Liber SEB 1795, folio 449) part of commercial courtyard area limited element class El on survey entitled 'Property Survey Henderson's Wharf' dated July 30, 1990 by Beavin Company";
        (b) "Inn Promenade Deck limited common element"; and (c) "12' Building Perimeter Easement"
 is subject to the navigation servitude and regulatory power of the Federal Government including the power to cause removal of said filled land without payment of compensation and is also subject to the regulatory power of the State of Maryland over wetlands including the power, in event of failure to comply with state law, to require restoration of said land to its former condition.

 7. Rights or claims of parties other than the insured in actual possession of any or all of the property.


                                    EXHIBIT C
                                DEED OF EXCHANGE

              THIS DEED OF EXCHANGE ("Deed of Exchange") is made on this day of , 1998, by and between HENDERSON'S WHARF BALTIMORE L.P., a
  Delaware limited partnership ("Henderson's Wharf') and JOSEPH BRADY ("Brady").

             WHEREAS, Henderson's Wharf is the owner of a condominium unit and parking units situate in Baltimore City, Maryland, being known and designated as Condominium Unit No. 610 and Parking Unit No. P-70 and Parking Unit No. P-71 in THE RESIDENCES AND INN AT HENDERSON'S WHARF, A CONDOMINIUM, as established pursuant to a Declaration dated August 30, 1988, and recorded among the Land Records of Baltimore City (the "Land Records") at Liber S.E.B. No. 1821, page 20, as amended by Amendment to Declaration dated April 3, 1989 and recorded among the Land Records at Liber S.E.B. No. 2081, folio 329, and as further amended by Second Amendment to Declaration dated July 31, 1990, and recorded among the Land Records at Liber S.E.B. No. 2563, folio 230, and as further amended by Third Amendment to Declaration dated as of December 14, 1992, and recorded among the Land Records at Liber S.E.B. No. 3578, folio 30 (as amended, the "Declaration"), and the Bylaws attached thereto (the "Bylaws"), and as shown on those certain plats entitled "Condominium Plat, The Residences and Inn at Henderson's Wharf, a Condominium," dated August, 1988, and recorded among the Plat Records of Baltimore City at Condominium Plat Record Book S.E.B. No. 232, Sheets I through 11, as amended by condominium plats dated December 14, 1992, and recorded among the Plat Records of Baltimore City at Condominium Plat Record Book S.E.B. 298, Sheets I through 11 (as amended, the "Condominium Plats"). The improvements thereon being known as 1000 Fell Street, Unit No. 610, along with Parking Unit No. P-70 and Parking Unit No. P-71 are hereinafter referred to as the "Henderson Unit"; and

             WHEREAS, Brady is the owner of a condominium unit and parking units situate in Baltimore City, Maryland, being known and designated as Condominium Unit No. 422 and Parking Unit No. P-45 and Parking Unit No. P-46 in THE RESIDENCES AND INN AT HENDERSON'S WHARF, A CONDOMINIUM, as established pursuant to the Declaration and the Bylaws, and as shown on the Condominium Plats. The improvements thereon being known as 1000 Fell Street, Unit No. 422, along with Parking Unit No. P-45 and Parking Unit No. P-46 are hereinafter referred to as the "Brady Unit"; and

             WHEREAS, Henderson's Wharf and Brady wish to exchange between each other the Henderson Unit and the Brady Unit.

             NOW, THEREFORE, WITNESSETH:

  That for and in
  consideration of:

              (i) the sum of One Hundred Thirty Five Thousand Dollars ($135,000.00), and

              (ii) the conveyance by Brady to Henderson's Wharf of the Brady Unit,

 the receipt and sufficiency of which are hereby acknowledged, Henderson's Wharf does hereby grant, convey and assign unto Brady, his personal representatives, heirs and assigns, in fee simple, the Henderson Unit.

             BEING a portion of the property which by Deed dated July 31, 1990, and recorded among the Land Records of Baltimore City at Liber SEB 2563, folio 119, was granted and conveyed by Joseph E. Robert, Jr. and Kenneth M. Stein, Trustees and HWFP, Inc., a Maryland corporation, to Henderson's Wharf.

             TOGETHER WITH all improvements contained in the Henderson Unit, and all appurtenances and advantages thereunto pertaining, including an undivided percentage interest in the common elements, common expenses and common profits in the condominium regime as set forth in the Declaration, the Bylaws and the Condominium Plats.

             TO HAVE AND TO HOLD the Henderson Unit to Brady, his personal representatives, heirs and assigns, in fee simple, but subject to the operation and effect of all matters of record.

             AND Henderson's Wharf hereby covenants that it has not done or suffered to be done any act, matter or thing whatsoever to encumber the property hereby granted and conveyed by Henderson's Wharf; that it will warrant specially the property hereby granted and conveyed by Henderson's Wharf, and that it will execute such further assurances of the same as may be requisite.

             AND FURTHER WITNESSETH:

 That for and in consideration of:

             (i)  the sum of zero dollars ($0.00); and

             (ii) in partial  consideration  of the  conveyance of the Henderson
                  Unit to Brady, Brady does hereby grant, convey and assign unto Henderson's Wharf, its successors and assigns, in fee simple, the Brady Unit.

             BEING the same property which by Deed dated August 4, 1989 and recorded among the Land Records of Baltimore City at Liber S.E.B. 2193, folio 355, was granted and conveyed by Joseph E. Robert, Jr. and Kenneth M. Stein, Trustees and HWFP, Inc., a Maryland corporation, to Brady.

             TOGETHER WITH all improvements contained in the Brady Unit, and all appurtenances and advantages thereunto pertaining, including an undivided percentage interest in the common elements, common expenses and common profits in the condominium regime as set forth in the Declaration, the Bylaws and the Condominium Plats.

             TO HAVE AND TO HOLD the Brady Unit to Henderson's Wharf, its successors and assigns, in fee simple, but subject to the operation and effect of all matters of record.

             AND Brady hereby covenants that he has not done or suffered to be done any act, matter or thing whatsoever to encumber the property hereby granted and conveyed by Brady; that he will warrant specially the property hereby granted and conveyed by Brady; and that he will execute such further assurances of the same as may be requisite.

              IN WITNESS WHEREOF, Henderson's Wharf and Brady have executed this Deed of Exchange under seal on the date first above written.

  WITNESS:                      HENDERSON'S WHARF:

                                HENDERSON'S WHARF BALTIMORE L.P.

                                By: Henderson's Wharf Development
                          Corporation, General Partner

                                By:                            (SEAL)


  WITNESS:                     BRADY:

                                                               (SEAL)
                                Joseph Brady


 STATE OF MARYLAND        )
                          )to wit:
 COUNTY OF                )

              I HEREBY CERTIFY that on this    day of             1998, before
 me,
the subscriber, a Notary Public of the State of Maryland, personally appeared of Henderson's Wharf Development Corporation, General Partner of Henderson's Wharf Baltimore L.P., and that he/she as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself as such officer.

             IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.



                                           Notary Public

 My Commission Expires:


  STATE OF MARYLAND       )
                          )to wit:
  COUNTY OF               )

              I HEREBY CERTIFY that on this _ day of              1998,
              before me,
  the subscriber, a Notary Public of the State of Maryland, personally appeared JOSEPH BRADY, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and he acknowledged that he executed the foregoing instrument for the purposes therein contained.

              IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.



                                           Notary Public

 My Commission Expires:

                                 CERTIFICATE

             THE UNDERSIGNED, AN ATTORNEY ADMITTED TO PRACTICE BEFORE THE COURT OF APPEALS OF MARYLAND, HEREBY CERTIFIES THAT THE ABOVE INSTRUMENT WAS PREPARED BY ME OR UNDER MY SUPERVISION.


                             Richard Rubin, Attorney


 MR./MS. CLERK: AFTER THIS DEED OF EXCHANGE HAS BEEN RECORDED, PLEASE RETURN
 TO:

                         Richard Rubin, Esq.
                         Neuberger, Quinn, Gielen, Rubin & Gibber, P.A. Commerce Place, 27th Floor
                         One South Street
                         Baltimore, Maryland 21202-3201


                                   EXHIBIT D

                        NOTICE TO BUYER OF BUYER'S RIGHT
                    UNDER MARYLAND'S PROPERTY DISCLOSURE LAW

 NOTE: This Notice does not apply to: (1) The initial sale of single family residential real property; (2) a transfer that is exempt from the transfer tax under ss.13-207 of the Tax-Property Article, except land installment contracts of sale under ss.13-207(11) of the Tax-Property Article and options to purchase real property under ss.13-207(12) of the Tax-Property Article; (3) a sale by a lender acquiring the real property by foreclosure or deed in lieu of foreclosure; (4) a sheriff's sale, tax sale, or sale by foreclosure, partition or by court appointed trustee; (5) a transfer by a fiduciary in the course of the administration of a decedent's estate, guardianship, conservatorship, or trust; or (6) a transfer of single family residential real property to be converted by the buyer into a use other than residential use or to be demolished.

       SECTION 10-702 OF THE REAL PROPERTY ARTICLE OF THE ANNOTATED CODE OF MARYLAND ("SECTION 10-702") REQUIRES THAT SELLERS OF SINGLE FAMILY RESIDENTIAL PROPERTY PROVIDE YOU, THE BUYER, ON OR BEFORE ENTERING INTO A CONTRACT OF SALE,
 EITHER:

       (A) A WRITTEN PROPERTY CONDITION DISCLOSURE STATEMENT LISTING ALL DEFECTS OR INFORMATION OF WHICH THE SELLER HAS ACTUAL KNOWLEDGE IN RELATION TO THE FOLLOWING:

             (I) WATER AND SEWER SYSTEMS, INCLUDING THE SOURCE OF HOUSEHOLD WATER, WATER TREATMENT SYSTEMS, AND
             SPRINKLER SYSTEMS;

             (II)        INSULATION;

             (III) STRUCTURAL SYSTEMS, INCLUDING THE ROOF, WALLS, FLOORS, FOUNDATION, AND ANY BASEMENT;

             (IV)        PLUMBING, ELECTRICAL, HEATING, AND AIR
             CONDITIONING SYSTEMS;

             (V)         INFESTATION OF WOOD-DESTROYING INSECTS;

             (VI)        LAND USE MATTERS;

             (VII) HAZARDOUS OR REGULATED MATERIALS, INCLUDING ASBESTOS, LEAD-BASED PAINT, RADON, UNDERGROUND STORAGE TANKS, AND LICENSED LANDFILLS; AND

              (VIII)      ANY OTHER MATERIAL DEFECTS KNOWN TO THE
              SELLER; OR

        (B)   A WRITTEN DISCLAIMER STATEMENT PROVIDING THAT:

              (I)         THE SELLER MAKES NO REPRESENTATIONS OR
              WARRANTIES AS TO THE CONDITION OF THE REAL PROPERTY OR ANY IMPROVEMENTS ON THE REAL PROPERTY; AND

              (II) THE BUYER WILL BE RECEIVING THE REAL PROPERTY "AS IS", WITH ALL DEFECTS THAT MAY EXIST, EXCEPT AS OTHERWISE PROVIDED IN THE CONTRACT OF SALE.

       AT THE TIME THE DISCLOSURE OR DISCLAIMER STATEMENT IS DELIVERED TO YOU, YOU ARE REQUIRED TO DATE AND SIGN A WRITTEN ACKNOWLEDGEMENT OF RECEIPT, WHICH SHALL BE INCLUDED IN OR ATTACHED TO THE CONTRACT OF SALE.

       YOU ARE HEREBY NOTIFIED THAT, IN CERTAIN CIRCUMSTANCES, YOU HAVE THE RIGHT TO RESCIND YOUR CONTRACT OF SALE WITH THE SELLER IF THE SELLER FAILS TO DELIVER TO YOU THE WRITTEN PROPERTY CONDITION DISCLOSURE STATEMENT. SECTION 10-702 PROVIDES THAT A BUYER WHO DOES NOT RECEIVE THE DISCLOSURE STATEMENT ON OR BEFORE ENTERING INTO THE CONTRACT OF SALE HAS THE UNCONDITIONAL RIGHT, UPON WRITTEN NOTICE TO THE SELLER OR SELLER'S AGENT:

             (I) TO RESCIND THE CONTRACT OF SALE AT ANY TIME BEFORE THE RECEIPT OF THE DISCLOSURE STATEMENT OR WITHIN 5 DAYS FOLLOWING RECEIPT OF THE DISCLOSURE STATEMENT; AND

              (II) TO THE IMMEDIATE RETURN OF ANY DEPOSITS MADE ON ACCOUNT OF THE CONTRACT.

 IF THE DISCLOSURE STATEMENT IS DELIVERED TO YOU LATER THAN 3 DAYS AFTER THE SELLER ENTERS INTO A CONTRACT OF SALE WITH YOU, THE CONTRACT IS VOID. YOUR RIGHT TO RESCIND THE CONTRACT OF SALE UNDER SECTION 10-702 TERMINATES IF NOT EXERCISED BEFORE MAKING A WRITTEN APPLICATION TO A LENDER FOR A MORTGAGE LOAN, IF THE LENDER DISCLOSES IN WRITING AT OR BEFORE THE TIME APPLICATION IS MADE THAT THE RIGHT TO RESCIND TERMINATES ON SUBMISSION OF THE APPLICATION.

       YOUR RIGHTS AS A BUYER UNDER SECTION 10-702 MAY NOT BE WAIVED IN THE CONTRACT OF SALE AND ANY ATTEMPTED WAIVER IS VOID. YOUR RIGHTS AS THE BUYER TO TERMINATE THE CONTRACT UNDER SECTION 10-702 ARE WAIVED CONCLUSIVELY IF NOT EXERCISED BEFORE:

              (I)         CLOSING OR OCCUPANCY BY YOU, WHICHEVER
              OCCURS FIRST, IN THE EVENT OF A SALE; OR

              (II)        OCCUPANCY, IN THE EVENT OF A LEASE WITH OPTION
              TO PURCHASE.

 THE INFORMATION CONTAINED IN THE PROPERTY CONDITION DISCLOSURE STATEMENT IS THE REPRESENTATION OF THE SELLER AND NOT THE REPRESENTATION OF THE REAL ESTATE BROKER OR SALESPERSON, IF ANY.
 THE SELLER IS NOT REQUIRED TO UNDERTAKE OR PROVIDE AN INDEPENDENT INVESTIGATION OR INSPECTION OF THE PROPERTY IN ORDER TO MAKE THE DISCLOSURES REQUIRED BY
 SECTION 10-702. THE SELLER IS NOT LIABLE FOR AN ERROR, INACCURACY OR OMISSION IN THE DISCLOSURE STATEMENT IF THE ERROR, INACCURACY, OR OMISSION WAS BASED UPON INFORMATION THAT WAS NOT WITHIN THE ACTUAL KNOWLEDGE OF THE SELLER; OR WAS PROVIDED TO THE SELLER BY A THIRD PARTY.

       YOU HAVE THE RIGHT TO OBTAIN PROFESSIONAL ADVICE ABOUT THE PROPERTY OR OBTAIN AN INSPECTION OF THE PROPERTY.

       THE UNDERSIGNED BUYER(S) ACKNOWLEDGES RECEIPT OF THIS NOTICE ON THE DATE INDICATED BELOW.

 WITNESS:


 BUYER                                           DATE



 BUYER                                           DATE

                                    EXHIBIT E

       MARYLAND RESIDENTIAL PROPERTY DISCLAIMER STATEMENT

                           NOTICE TO SELLER AND BUYER

  Section ss. 10-702 of the Real Property Article, Annotated Code of Maryland, requires the owner of certain residential real property to furnish to the BUYER either (a) a RESIDENTIAL PROPERTY DISCLAIMER STATEMIENT stating that the owner is selling the property "as is" and makes no representations or warranties as to the condition of the property or any improvements on the real property, except as otherwise provided in the contract of sale, or (b) a RESIDENTIAL PROPERTY DISCLOSURE STATENIENT disclosing defects or other information about the condition of the real property actually known by the owner. Certain transfers of residential property are excluded from this requirement (see the exemptions listed below).


       MARYLAND RESIDENTIAL PROPERTY DISCLAIMER STATEMENT

  NOTICE TO OWNER(S): Sign this statement only if you elect to sell the property without representations and warranties as to its condition, except as otherwise provided in the contract of sale; otherwise, complete and sign the RESIDENTIAL PROPERTY DISCLOSURE STATEMENT.

  Property Address:

  Legal Description:

  The undersigned owner(s) of the real property described above make no representations or warranties as to the condition of the real property or any improvements thereon, and the BUYER will be receiving the real property "as is", with all defects which may exist, except as otherwise provided in the real estate contract of sale. The owner(s) acknowledge having carefully examined this statement and further acknowledge that they have been informed of their rights and obligations under Section ss.10-702 of the Maryland Real Property Article.

  Owner:
  Date:

  Owner:
  Date:

  The BUYER(s) acknowledge receipt of a copy of this disclaimer statement and further acknowledge that they have been informed of their rights and obligations under Section ss.10-702 of the Maryland Real Property Article.

  BUYER:
  Date:

  BUYER:
  Date:

            MARYLAND RESIDENTIAL PROPERTY DISCLOSURE ACT

  10-702. Exeptions. - The following are specifically excluded from the provisions of Section 10-702:

 1. The initial sale of single family Residential Real Property; 2. A transfer that is exempt from the transfer tax under ss.13-207 of the Tax-Property Article, except land installment contracts of sale under ss.13-207(11) of the Tax-Property Article except hand installment Contracts of Sale under ss. 13-207(l 1) of the Tax Property Article and options to purchase real property under ss.13-207(12) of the Tax-Property Article;

 3. A sale by a lender acquiring the Real Property by foreclosure or deed in lieu of foreclosure; 4. A sheriff's sale, tax sale, or sale by foreclosure, partition, or by court appointed trustee; 5. A transfer by a fiduciary in the course of the administration of a decedent's estate, guardianship, conservatorship,
       or trust; or

 6. A transfer of single family Residential Real Property to be converted by the Buyer into a use other than residential use or
       to be demolished.

                                 EXHIBIT F


  CERTIFICATION OF NON-FOREIGN STATUS REGARDING WITHHOLDING OF
    TAX ON DISPOSITION OF UNITED STATES REAL PROPERTY INTERESTS

       Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform

 ("Transferee") that withholding of tax is not required upon my disposition of a U.S. real property interest, I hereby certify the following to Transferee:

        1. I am not a nonresident alien for purposes of U.S. income taxation;

       2. My U.S. taxpayer identifying number is ;and

       3.  My home address is


       I  understand  that this  certificate  may be  disclosed  to the Internal
 Revenue Service by Transferee and that any false statement I have made here could be punished by fine, imprisonment, or both.

       Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete.

                              DEED OF EXCHANGE

     THIS DEED OF EXCHANGE ("Deed of Exchange") is made on this 17 day of March, 1998, by and between HENDERSON'S WHARF BALTIMORE L.P., a Delaware limited partnership ("Henderson's Wharf') and JOSEPH BRADY ("Brady").

     WHEREAS, Henderson's Wharf is the owner of a condominium unit and parking units situate in Baltimore City, Maryland, being known and designated as Condominium Unit No. 610 and Parking Unit No. P-70 and Parking Unit No. P-71 in THE RESIDENCES AND INN AT HENDERSON'S WHARF, A CONDOMINIUM, as established pursuant to a Declaration dated August 30, 1988, and recorded among the Land Records of Baltimore City (the "Land Records") at Liber S.E.B. No. 1821, page 20, as amended by Amendment to Declaration dated April 3, 1989 and recorded among the Land Records at Liber S.E.B. No. 2081, folio 329, and as further amended by Second Amendment to Declaration dated July 31, 1990, and recorded among the Land Records at Liber S.E.B. No. 2563, folio 230, and as further amended by Third Amendment to Declaration dated as of December 14, 1992, and recorded among the Land Records at Liber S.E.B. No. 3578, folio 30 (as amended, the "Declaration"), and the Bylaws attached thereto (the "Bylaws"), and as shown on those certain plats entitled "Condominium Plat, The Residences and Inn at Henderson's Wharf, a Condominium," dated August, 1988, and recorded among the Plat Records of Baltimore City at Condominium Plat Record Book S.E.B. No. 232, Sheets I through 11, as amended by condominium plats dated December 14, 1992, and recorded among the Plat Records of Baltimore City at Condominium Plat Record Book S.E.B. 298, Sheets 1 through I I (as amended, the "Condominium Plats"). The improvements thereon being known as 1000 Fell Street, Unit No. 610, along with Parking Unit No. P-70 and Parking Unit No. P-71 are hereinafter referred to as the "Henderson Unit"; and

     WHEREAS, Brady is the owner of a condominium unit and parking units situate in Baltimore City, Maryland, being known and designated as Condominium Unit No. 422 and Parking Unit No. P-45 and Parking Unit No. P-46 in THE RESIDENCES AND INN AT HENDERSON'S WHARF, A CONDOMINIUM, as established pursuant to the
Declaration and the Bylaws, and as shown on the Condominium Plats. The improvements thereon being known as 1000 Fell Street, Unit No. 422, along with Parking Unit No. P-45 and Parking Unit No. P-46 are hereinafter referred to as the "Brady Unit"; and

     WHEREAS, Henderson's Wharf and Brady wish to exchange between each other the Henderson Unit and the Brady Unit.

             NOW, THEREFORE, WITNESSETH:

 That for and in consideration of:

     (i) the sum of One Hundred Thirty Five Thousand Dollars ($135,000.00), and

     (ii) the  conveyance  by Brady to  Henderson's  Wharf of the Brady Unit,

 the receipt and sufficiency of which are hereby acknowledged, Henderson's Wharf does hereby grant, convey and assign unto Brady, his personal representatives, heirs and assigns, in fee simple, the Henderson Unit.

     BEING a portion of the property which by Deed dated July 31, 1990, and recorded among the Land Records of Baltimore City at Liber SEB 2563, folio 119, was granted and conveyed by Joseph E. Robert, Jr. and Kenneth M. Stein, Trustees and HWFP, Inc., a Maryland corporation, to Henderson's Wharf

             TOGETHER WITH all improvements contained in the Henderson Unit, and all appurtenances and advantages thereunto pertaining, including an undivided percentage interest in the common elements, common expenses and common profits in the condominium regime as set forth in the Declaration, the Bylaws and the Condominium Plats.

             TO HAVE AND TO HOLD the Henderson Unit to Brady, his personal representatives, heirs and assigns, in fee simple, but subject to the operation and effect of all matters of record.

             AND Henderson's Wharf hereby covenants that it has not done or suffered to be done any act, matter or thing whatsoever to encumber the property hereby granted and conveyed by Henderson's Wharf-, that it will warrant specially the property hereby granted and conveyed by Henderson's Wharf, and that it will execute such further assurances of the same as may be requisite.

              AND FURTHER WITNESSETH:

  That for and in consideration of:

     (i) the sum of zero dollars ($0.00); and

     (ii) in partial consideration of the conveyance of the Henderson Unit to Brady, Brady does hereby grant, convey and assign unto Henderson's Wharf, its successors and assigns, in fee simple, the Brady Unit.

     BEING the same property which by Deed dated August 4, 1989 and recorded among the Land Records of Baltimore City at Liber S.E.B. 2193, folio 355, was granted and conveyed by Joseph E. Robert, Jr. and Kenneth M. Stein, Trustees and HWFP, Inc., a Maryland corporation, to Brady.

             TOGETHER WITH all improvements contained in the Brady Unit, and all appurtenances and advantages thereunto pertaining, including an undivided percentage interest in the common elements, common expenses and common profits in the condominium regime as set forth in the Declaration, the Bylaws and the Condominium Plats.

             TO HAVE AND TO HOLD the Brady Unit to Henderson's Wharf, its successors and assigns, in fee simple, but subject to the operation and effect of all matters of record.

             AND Brady hereby covenants that he has not done or suffered to be done any act, matter or thing whatsoever to encumber the property hereby granted and conveyed by Brady; that he will warrant specially the property hereby granted and conveyed by Brady; and that he will execute such further assurances of the same as may be requisite.

              IN WITNESS WHEREOF, Henderson's Wharf and Brady have executed this Deed of Exchange under seal on the date first above written.

  WITNESS:                      HENDERSON'S WHARF:

                        HENDERSON'S WHARF BALTIMORE L.P.

                        By: Henderson's Wharf Development
                                   Corporation, General Partner

                                By:                            (SEAL)
                                  Terrence P. Sullivan, President

                                BRADY:

                                                               (SEAL)
                                  Joseph Brady


  STATE OF MASSACHUSETTS            )
                                    )to wit
  CITY/COUNTY OF                    )

              I HEREBY CERTIFY that on this 17 day of March 1998, before me the subscriber, a Notary Public of the State of Massachusetts, personally appeared Terrence P Sullivan, President of Henderson's Wharf Development Corporation, General Partner o Henderson's Wharf Baltimore L.P., and that he as such officer, being authorized so to do executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself as such officer.

              IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.

                                           Notary Public

 My Commission Expires:


 STATE OF MARYLAND              )
                                ) to wit:
 CITY OF BALTIMORE              )

              I HEREBY CERTIFY that on this      17               day of
              March          1998, before me,
 the subscriber, a Notary Public of the State of Maryland, personally appeared JOSEPH BRADY, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and he acknowledged that he executed the foregoing instrument for the purposes therein contained.

             IN WITNESS WHEREOF, I have hereup4,y set my hand and Notarial Seal.



                                           Notary Public

 My Commission Expires:

                                  CERTIFICATE

     THE UNDERSIGNED, AN ATTORNEY ADMITTED TO PRACTICE BEFORE THE COURT OF APPEALS OF MARYLAND, HEREBY CERTIFIES THAT THE ABOVE INSTRUMENT WAS PREPARED BY ME OR UNDER MY SUPERVISION.




                                         Richard Rubin, Attorney


 MR./MS. CLERK: AFTER THIS DEED OF EXCHANGE HAS BEEN RECORDED, PLEASE RETURN TO:

                         Richard Rubin, Esq.
                         Neuberger, Quinn, Gielen, Rubin
                           & Gibber, P.A.
                         Commerce Place, 27th Floor
                         One South Street
                         Baltimore, Maryland 21202-3201